1 AGENT BROKER GENERAL AGREEMENT FOR THE FEDERALLY-FACILITATED EXCHANGE INDIVIDUAL MARKET THIS AGENT BROKER GENERAL AGREEMENT (“Agreement”) is entered into between the agent, broker, or entity who established this account and whose name appears on the Medicare Learning Network account (“AB”) and the Centers for Medicare & Medicaid Services (“CMS”), the entity responsible for the management and oversight of the Federally- facilitated Exchange (“FFE”), pursuant to Section 1312(e) of the Affordable Care Act (“ACA”) and the regulations promulgated thereunder, as codified in 45 CFR 155.220(d). I. BACKGROUND Section 1312(e) of the ACA provides that the Secretary of the U.S. Department of Health and Human Services shall establish procedures under which Agents or Brokers may participate in an Exchange. 45 CFR 155.220 provides that Agents and Brokers may enroll individuals in a Qualified Health Plan (“QHP”) as soon as the QHP is offered through an Exchange in the State; and may also assist individuals in applying for enrollment in a QHP through the Exchange, Advance Payments of the Premium Tax Credits (“APTCs”) and/or Cost-Sharing Reductions (“CSRs”), to the extent that Agents and Brokers are permitted to do so by the State in which they operate. 45 CFR 155.220(d) requires all Agents or Brokers enrolling Qualified Individuals in QHPs in a manner that constitutes enrollment through the Exchange, or assisting Qualified Individuals in applying for QHPs, APTCs and CSRs, to comply with the terms of an agreement between the Agent or Broker and the Exchange. Pursuant to section 155.220(d) and subject to State law, this Agreement establishes the standards and requirements for AB to: (a) assist Consumers, Applicants, Qualified Individuals, and Enrollees in applying for eligibility for QHPs, APTCs, and/or CSRs; and (b) enroll Qualified Individuals in a QHP through the individual market FFE in a manner that constitutes enrollment through an Exchange. II. DEFINITIONS1 a. Agent or broker: Has the meaning set forth in 45 CFR 155.20. b. Advance Payments of the Premium Tax Credit (APTC): Has the meaning set forth in 45 CFR 155.20. c. Applicant: Has the meaning set forth in 45 CFR 155.20. d. Cost-sharing Reduction (CSR): Has the meaning set forth in 45 CFR 155.20. e. Consumer: A person who, for himself or herself, or on behalf of another individual, seeks information related to eligibility or coverage through a Qualified Health Plan (QHP) or other Insurance Affordability Program, or whom an agent 1 Terms in this paragraph are defined pursuant to federal regulations, and are subject to change through future rulemaking.

2 or broker (including Web-brokers), Navigator, Issuer, Certified Application Counselor, or other entity assists in applying for a coverage through QHP, applying for APTCs and CSRs, and/or completing enrollment in a QHP through its web site for individual market coverage. f. Enrollee: As defined for the purposes of this Agreement, an individual enrolled in a QHP or other Insurance Affordability Program. g. Federally-facilitated Exchange (“FFE”): As defined for the purposes of this Agreement, an Exchange established by HHS and operated by CMS under Section 1321(c)(1) of the Affordable Care Act for individual market coverage. h. Insurance Affordability Program: Has the meaning set forth in 45 CFR 155.20. i. Personally Identifiable Information (PII): Has the meaning contained in OMB Memoranda M-07-16 (May 22, 2007) and means information which can be used to distinguish or trace an individual’s identity, such as their name, social security number, biometric records, etc., alone, or when combined with other personal or identifying information that is linked or linkable to a specific individual, such as date and place of birth, mother’s maiden name, etc. j. Qualified Health Plan (QHP): Has the meaning set forth in 45 CFR 155.20. k. Qualified Individual: Has the meaning set forth in 45 CFR 155.20. III. OBLIGATIONS AND CONDITIONS To enroll Qualified Individuals in a QHP in a manner that constitutes enrollment through the FFE and to assist individuals in applying for APTCs and CSRs, AB hereby agrees to: a. Register with the FFE in advance of assisting Consumers, Applicants, Qualified Individuals, and Enrollees, or enrolling Qualified Individuals in QHPs through the FFE; b. Receive training in the range of QHP options and insurance affordability programs offered through the FFE; c. Comply with the privacy and security standards adopted by the FFE as a condition of a separately executed agreement with CMS pursuant to 45 C.F.R. § 155.260(b); d. Comply with all applicable State law related to Agents and Brokers in each state in which AB operates, including but not limited to State laws related to confidentiality and conflicts of interest; and State laws related to appointments, as a condition of enrolling Consumers, Applicants, Qualified Individuals, and Enrollees in QHPs through the FFE; e. Maintain valid licensure in every state that AB offers QHPs through the FFE;

3 f. Comply with the Affordable Care Act and all applicable current and future regulations and guidance; and g. Comply with any and all other applicable laws, statutes, regulations or ordinances of the United States of America, and any Federal Government agency, board or court, that are applicable to the conduct of the activities that are the subject of this Agreement, including but not necessarily limited to the Health Insurance Portability and Accountability Act (HIPAA); Section 6103(b)(2) of the Internal Revenue Code; any additional and applicable standards required by statute, and any regulations or policies implementing or interpreting such statutory provisions hereafter issued by CMS. In the event of a conflict between the terms of this Agreement and, any statutory, regulatory, or sub-regulatory guidance released by CMS, the statutory, regulatory, or sub-regulatory guidance released by CMS shall control. IV. MISCELLANEOUS a. Effective Date, Term and Renewal. This Agreement becomes effective on the date the last of the two Parties executes this Agreement and ends November 12, 2015, and is renewable for subsequent one (1)-year terms upon thirty (30) Days’ advance written notice to AB at CMS’s sole and absolute discretion. b. Termination and Reconsideration. The termination of this Agreement and the reconsideration of any such termination shall be governed by the termination and reconsideration standards adopted by the FFE. c. Notice. All notices specifically required under this Agreement shall be given in writing and shall be delivered as follows: If to CMS: Centers for Medicare & Medicaid Services (CMS) Center for Consumer Information & Insurance Oversight (CCIIO) Attn: Office of the Director Room 739H 200 Independence Avenue, SW Washington, DC 20201 If to AB, to AB’s address on record. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when the appropriate confirmation of receipt has been received; provided, that notices not given on a business day (i.e., Monday – Friday excluding Federal holidays) between 9:00 a.m. and 5:00 p.m. local time where the recipient is located shall be deemed to have been given at 9:00 a.m. on the next business day for the recipient. CMS and AB may change their contact information for notices and other communications

4 by providing thirty (30) Days’ written notice of such change in accordance with this provision. d. Assignment and Subcontracting. AB shall not assign this Agreement in whole or in part, whether by merger, acquisition, consolidation, reorganization or otherwise, nor subcontract any portion of the services to be provided by AB under this Agreement, nor otherwise delegate any of its obligations under this Agreement, without the express, prior written consent of CMS, which consent may be withheld, conditioned, granted or denied in CMS’s sole and absolute discretion. AB further shall not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the State. If AB attempts to make an assignment, subcontract its service obligations or otherwise delegate its obligations hereunder in violation of this provision, such assignment, subcontract or delegation shall be deemed void ab initio and of no force or effect, and AB shall remain legally bound hereto and responsible for all obligations under this Agreement. AB shall further be thereafter subject to such compliance actions as may otherwise be provided for under applicable law. e. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is determined to be invalid, unenforceable or otherwise illegal, such provision shall be deemed restated, in accordance with applicable law, to reflect as nearly as possible the original intention of the parties, and the remainder of the Agreement shall be in full force and effect. f. Disclaimer of Joint Venture. Neither this Agreement nor the activities of AB contemplated by and under this Agreement shall be deemed or construed to create in any way any partnership, joint venture or agency relationship between CMS and AB. Neither CMS or AB is, nor shall either CMS or AB hold itself out to be, vested with any power or right to bind the other contractually or to act on behalf of the other, except to the extent expressly set forth in ACA and the regulations codified thereunder, including as codified at 45 CFR part 155. g. Remedies Cumulative. No remedy herein conferred upon or reserved to CMS under this Agreement is intended to be exclusive of any other remedy or remedies available to CMS under operative law and regulation, and each and every such remedy, to the extent permitted by law, shall be cumulative and in addition to any other remedy now or hereafter existing at law or in equity or otherwise. h. Governing Law. This Agreement shall be governed by the laws and common law of the United States of America, including without limitation such regulations as may be promulgated from time to time by the HHS or any of its constituent agencies, without regard to any conflict of laws statutes or rules. AB further agrees and consents to the jurisdiction of the Federal Courts located within the

5 District of Columbia and the courts of appeal therefrom, and waives any claim of lack of jurisdiction or forum non conveniens. i. Amendment. AB acknowledges that during the term of this Agreement, CMS may amend this Agreement to incorporate any additional standards required by statute, regulation or policy implementing or interpreting such statutory or regulatory provisions. Notwithstanding the foregoing, should there be any conflict or inconsistency between the standards and obligations contained in this Agreement and any statutory, regulatory, or sub-regulatory guidance released by CMS, AB must comply with the statutory, regulatory, and sub-regulatory standards released by CMS.

6 ************ AGREEMENT BETWEEN AGENT OR BROKER AND THE CENTERS FOR MEDICARE AND MEDICAID SERVICES FOR THE FEDERALLY-FACILITATED EXCHANGE INDIVIDUAL MARKET THIS AGREEMENT (“Agreement”) is entered into by and between THE CENTERS FOR MEDICARE & MEDICAID SERVICES (“CMS”), as the Party (as defined below) responsible for the management and oversight of the Federally-facilitated Exchange (“FFE”), including the CMS Data Services Hub (“Hub”), and the agent, broker, or entity who established this account and whose name appears on the Medicare Learning Network account (hereinafter referred to as “ABE”), an Agent or Broker that, among other things, assists Consumers, Applicants, Qualified Individuals and Enrollees in applying for Advance Payments of the Premium Tax Credits (“APTCs”) and Cost-sharing Reductions (“CSRs”) for Qualified Health Plans (“QHPs”), and/or in completing enrollment in QHPs offered in the individual market through the FFE, and provides Customer Service (CMS and ABE hereinafter referred to as “Party”, or collectively, as the “Parties”). WHEREAS: 1. Section 1312(e) of the Affordable Care Act (“ACA”) provides that the Secretary of the U.S. Department of Health and Human Services (“HHS”) shall establish procedures that permit Agents and Brokers to enroll Qualified Individuals in QHPs through an Exchange, and to assist individuals in applying for Advance Payments of the Premium Tax Credit (“APTCs”) and Cost-sharing Reductions (“CSRs”), to the extent allowed by States. To participate in an FFE, Agents and Brokers must complete all necessary registration and training requirements under 45 CFR 155.220. 2. To facilitate the operation of the FFE, CMS desires to permit ABE to create, collect, disclose, access, maintain, store, or use their Personally Identifiable Information (“PII”) from CMS, Consumers, Applicants, Qualified Individuals and Enrollees, or their legal representative or Authorized Representative, to the extent that these activities are necessary to carry out the Authorized Functions that the ACA and implementing regulations permit. 3. ABE is an entity or individual licensed by the applicable State Department of Insurance (“DOI”) of [State] as an Agent or Broker, and desires to create, collect, disclose, access, maintain, store, and use PII from CMS, Consumers, Applicants, Qualified Individuals and Enrollees to perform the Authorized Functions described in Sections II.a of this Agreement. 4. 45 CFR 155.260(b) provides that an Exchange must require the same or more stringent privacy and security standards as are established and implemented for the Exchange under 45 CFR 155.260(a), as a condition of contract or agreement with Non-Exchange Entities, and ABE is a Non-Exchange Entity.

7 5. CMS, in the administration of the FFEs and the Hub, has adopted privacy and security standards concerning PII, as set forth in Appendix A, “Privacy and Security Standards and Implementation Specifications for Non-Exchange Entities.” Now, therefore, in consideration of the promises and covenants herein contained, the adequacy of which the Parties acknowledge, the Parties agree as follows. I. Definitions. Capitalized terms not otherwise specifically defined herein shall have the meaning set forth in the attached Appendix B, “Definitions,” and/or in 45 CFR 155.20, which definitions are hereby incorporated by reference. II. Acceptance of Standard Rules of Conduct. ABE hereby acknowledges and agrees to accept and abide by the standard rules of conduct set forth below and in Appendix A, “Privacy and Security Standards and Implementation Specifications for Non-Exchange Entities,” which is incorporated by reference in this Agreement, while and as engaging in any activity as an Agent or Broker for purposes of the ACA. ABE shall be bound to strictly adhere to the privacy and security standards, and to ensure that its Workforce that creates, collects, accesses, stores, maintains, discloses, or uses PII in the FFE, strictly adhere to the same, for the efficient operation of the FFE. a. Authorized Functions. ABE may create, collect, disclose, access, maintain, store, and use PII for: 1. Assisting with applications for QHP eligibility; 2. Supporting QHP selection and enrollment by assisting with plan selection and plan comparisons; 3. Assisting with applications for the receipt of APTCs or CSRs, and selecting an APTC amount; 4. Facilitating the collection of standardized attestations acknowledging the receipt of the APTC or CSR determination, if applicable; 5. Assisting with the application for and determination of certificates of exemption; 6. Assisting with filing appeals of eligibility determinations in connection with the FFE;

8 7. Transmitting information about the Consumer’s, Applicant’s, Qualified Individual’s, or Enrollee’s decisions regarding QHP enrollment and/or CSR and APTC information to the FFE; 8. Facilitating payment of the initial premium amount to appropriate QHP; 9. Facilitating an Enrollee’s ability to disenroll from a QHP; 10. Educating Consumers, Applicants, or Enrollees on insurance affordability programs, and if applicable, informing such individuals of eligibility for Medicaid or Children’s Health Insurance Program (CHIP); 11. Assisting an Enrollee’s ability to report changes in eligibility status to the FFE throughout the coverage year, including changes that may impact eligibility (e.g., adding a dependent); 12. Correcting errors in the application for QHP enrollment; 13. Informing or reminding Enrollees when QHP coverage should be renewed, when Enrollees may no longer be eligible to maintain their current QHP coverage because of age, or to inform Enrollees of coverage QHP options at renewal; 14. Providing appropriate information, materials, and programs to inform and educate Consumers, Applicants, Qualified Individuals, and Enrollees about the use and management of their health information and services and options offered through the selected QHP and among the available QHP options; 15. Contacting Consumers, Applicants, Qualified Individuals, and Enrollees to assess their satisfaction or resolve complaints with services provided by ABE in connection with the FFE or QHPs; 16. Providing assistance in communicating with QHP Issuers; 17. Carrying out ABE’s legal responsibilities related to QHP Issuer functions in the FFE, as permitted or required by ABE’s contractual relationships with QHP Issuers; and 18. Other functions substantially similar to those enumerated above and such other functions that shall may be approved by CMS in writing from time to time. b. PII Received. Subject to the terms and conditions of this Agreement and applicable laws, in performing the tasks contemplated under this Agreement, ABE may create, collect, disclose, access, maintain, store, and use the following data and PII from

9 Consumers, Applicants, Qualified Individuals, and Enrollees, or these individuals’ legal representative or Authorized Representative: APTC percentage and amount applied Auto disenrollment information Applicant Name Applicant Address Applicant Birthdate Applicant Telephone number Applicant Email Applicant Social Security Number Applicant spoken and written language preference Applicant Medicaid Eligibility indicator, start and end dates Applicant Children’s Health Insurance Program eligibility indicator, start and end dates Applicant QHP eligibility indicator, start and end dates Applicant APTC percentage and amount applied eligibility indicator, start and end dates Applicant household income Applicant Maximum APTC amount Applicant CSR eligibility indicator, start and end dates Applicant CSR level Applicant QHP eligibility status change Applicant APTC eligibility status change Applicant CSR eligibility status change Applicant Initial or Annual Open Enrollment Indicator, start and end dates Applicant Special Enrollment Period eligibility indicator and reason code Contact Name Contact Address Contact Birthdate Contact Telephone number Contact Email Contact spoken and written language preference Enrollment group history (past six months) Enrollment type period FFE Applicant ID FFE Member ID Issuer Member ID Net premium amount Premium Amount, start and end dates Credit or Debit Card Number, Name on Card Checking account and routing number Special enrollment period reason Subscriber Indicator and relationship to subscriber Tobacco use indicator and last date of tobacco use Custodial parent Health coverage

10 American Indian/Alaska Native status and name of tribe Marital status Race/ethnicity Requesting financial assistance Responsible person Applicant/Employee/dependent sex name Student status Subscriber indicator and relationship to subscriber Total individual responsibility amount c. Collection of PII. PII collected from Consumers, Applicants, Qualified Individuals, or Enrollees, or these individuals’ legal representative or Authorized Representative, in the context of completing an application for QHP, APTC or CSR eligibility, or any data transmitted from or through the Hub, may be used only for the Authorized Functions specified in Section II.a of this Agreement. Such information may not be reused for any other purpose. d. Collection and Use of Information Provided Under Other Authorities. This Agreement does not preclude ABE from separately collecting information from Consumers, Applicants, Qualified Individuals, or Enrollees, or their legal representative or Authorized Representative, for a non-FFE/non-Hub purpose, and using, reusing, and disclosing such non-FFE/non-Hub information obtained separately as permitted by applicable law and/or other applicable authorities. Such information must be separately collected and stored from any PII collected in accordance with Section II.c of this Agreement. e. Ability of Consumer to Limit Collection and Use. ABE agrees to allow the Consumer, Applicant, Qualified Individual or Enrollee, or these individuals’ legal representative or Authorized Representative, to limit the ABE’s creation, collection, use, maintenance, storage, and disclosure of their PII to the sole purpose of obtaining ABE’s assistance in applying for QHP, APTC or CSR eligibility, and for performing Authorized Functions specified in Section II.a of this Agreement. III. Effective Date; Term and Renewal. a. Effective Date and Term. This Agreement becomes effective on the date the last of the two Parties executes this Agreement and ends November 12, 2015. b. Renewal. This Agreement may be renewed in the sole and absolute discretion of CMS for subsequent and consecutive one (1) year periods upon thirty (30) Days’ advance written notice to Agreeing Party. IV. Termination. a. Termination without Cause. Either Party may terminate this Agreement without cause and for its convenience upon thirty (30) Days’ prior written notice to the other Party. This Agreement shall automatically terminate at the end of its term or in

11 connection with the rejection of an amendment as provided for in Section VI.i. of this Agreement. b. Termination with Cause. CMS may terminate this Agreement for cause, as follows: i. Termination with Notice. CMS may terminate this Agreement upon thirty (30)-Days’ written notice to ABE if ABE materially breaches any term of this Agreement as determined at the sole but reasonable discretion of CMS, unless ABE commences curing such breach(es) within such 30-Day period to the reasonable satisfaction of CMS in the manner hereafter described in this subsection, and thereafter diligently prosecutes such cure to completion. The 30-Day notice from CMS shall contain a description of the material breach, whereupon ABE shall have seven (7) Days from the date of the notice in which to propose a plan and a time frame to cure the material breach, which plan and time frame may be rejected, approved or amended in CMS’s sole but reasonable discretion. Notwithstanding the foregoing, ABE shall be considered in "Habitual Default" of this Agreement in the event that it has been served with a 30-Day notice under this subsection more than three (3) times in any calendar year, whereupon CMS may, in its sole discretion, immediately thereafter terminate this Agreement upon notice to ABE without any further opportunity to cure or propose cure. V. Destruction of PII. ABE covenants and agrees to destroy all PII in its possession at the end of the record retention period required under Appendix A. If, upon the termination or expiration of this Agreement, ABE has in its possession PII for which no retention period is specified in Appendix A, such PII shall be destroyed within 30 Days of the termination or expiration of this Agreement. ABE’s duty to protect and maintain the privacy and security of PII, as provided for in Appendix A of this Agreement, shall continue in full force and effect until such PII is destroyed and shall survive the termination or expiration of this Agreement. VI. Miscellaneous. a. Notice. All notices specifically required under this Agreement shall be given in writing and shall be delivered as follows: If to CMS: Centers for Medicare & Medicaid Services (CMS) Center for Consumer Information & Insurance Oversight (CCIIO) Attn: Office of the Director Room 739H 200 Independence Avenue, SW Washington, DC 20201 If to ABE, to ABE’S address on record.

12 Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when the appropriate confirmation of receipt has been received; provided, that notices not given on a business day (i.e., Monday – Friday excluding Federal holidays) between 9:00 a.m. and 5:00 p.m. local time where the recipient is located shall be deemed to have been given at 9:00 a.m. on the next business day for the recipient. Either Party to this Agreement may change its contact information for notices and other communications by providing 30 Days’ written notice of such change in accordance with this provision. b. Assignment and Subcontracting. ABE shall not assign this Agreement in whole or in part, whether by merger, acquisition, consolidation, reorganization or otherwise, nor subcontract any portion of the services to be provided by ABE under this Agreement, nor otherwise delegate any of its obligations under this Agreement, without the express, prior written consent of CMS, which consent may be withheld, conditioned, granted or denied in CMS’s sole and absolute discretion. ABE further shall not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the State. If ABE attempts to make an assignment, subcontract its service obligations or otherwise delegate its obligations hereunder in violation of this provision, such assignment, subcontract or delegation shall be deemed void ab initio and of no force or effect, and ABE shall remain legally bound hereto and responsible for all obligations under this Agreement. ABE shall further be thereafter subject to such compliance actions as may otherwise be provided for under applicable law. c. Survival. ABE’s duty to protect and maintain the privacy and security of PII under this Agreement shall survive the expiration or earlier termination of this Agreement. d. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is determined to be invalid, unenforceable or otherwise illegal, such provision shall be deemed restated, in accordance with applicable law, to reflect as nearly as possible the original intention of the parties, and the remainder of the Agreement shall be in full force and effect. e. Disclaimer of Joint Venture. Neither this Agreement nor the activities of ABE contemplated by and under this Agreement shall be deemed or construed to create in any way any partnership, joint venture or agency relationship between the Parties. Neither Party is, nor shall either Party hold itself out to be, vested with any power or right to bind the other Party contractually or to act on behalf of the other Party, except to the extent expressly set forth in ACA and the regulations codified thereunder, including as codified at 45 C.F.R. part 155. f. Remedies Cumulative. No remedy herein conferred upon or reserved to CMS under this Agreement is intended to be exclusive of any other remedy or remedies available to CMS under operative law and regulation, and each and every such remedy, to the

13 extent permitted by law, shall be cumulative and in addition to any other remedy now or hereafter existing at law or in equity or otherwise. g. Compliance with Law. ABE covenants and agrees to comply with any and all applicable laws, statutes, regulations or ordinances of the United States of America, and any Federal Government agency, board or court, that are applicable to the conduct of the activities that are the subject of this Agreement, including but not necessarily limited to, any additional and applicable standards required by statute, and any regulations or policies implementing or interpreting such statutory provisions hereafter issued by CMS. In the event of a conflict between the terms of this Agreement and, any statutory, regulatory, or sub-regulatory guidance released by CMS, the requirement which constitutes the stricter, higher or more stringent level of compliance shall control. h. Governing Law. This Agreement will be governed by the laws and common law of the United States of America, including without limitation such regulations as may be promulgated from time to time by the HHS or any of its constituent agencies, without regard to any conflict of laws statutes or rules. ABE further agrees and consents to the jurisdiction of the Federal Courts located within the District of Columbia and the courts of appeal therefrom, and waives any claim of lack of jurisdiction or forum non conveniens. i. Amendment. CMS may amend this Agreement for purposes of reflecting changes in applicable law or regulations, with such amendments taking effect upon thirty (30)- Days’ written notice to ABE (“CMS notice period”). Any amendments made under this provision will only have prospective effect and will not be applied retrospectively. ABE may reject such amendment, by providing to CMS, during the CMS notice period, thirty (30)-Days’ written notice of its intent to reject the amendment (“rejection notice period”). Any such rejection of an amendment made by CMS shall result in the termination of this Agreement upon expiration of the rejection notice period. j. Audit. ABE agrees that CMS, the Comptroller General, the Office of the Inspector General of HHS or their designees have the right to audit, inspect, evaluate, examine, and make excerpts, transcripts, and copies of any books, records, documents, and other evidence of ABE compliance with the requirements of this Agreement, upon reasonable notice to ABE and during ABE’s regular business hours and at ABE’s regular business location. ABE further agrees to allow reasonable access to the information and facilities requested by CMS, the Comptroller General, the Office of the Inspector General of HHS or their designees for the purpose of such an audit.